                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Sunshine Mining and Refining Company
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                IMPORTANT NOTICE
                      SUNSHINE MINING AND REFINING COMPANY
                        SPECIAL MEETING OF STOCKHOLDERS

         The Special Meeting of Stockholders scheduled for March 29, 1996 has been adjourned until 1:00 P.M. Mountain Time on April 17, 1996 in order to allow more time for stockholders to forward voting instructions.

         Our records indicate that you have not as yet returned your proxy for this very important meeting. Another proxy and a postage paid envelope are enclosed for your convenience.

                            YOUR VOTE IS IMPORTANT!!

                    YOU MAY VOTE ELECTRONICALLY BY CALLING:

                                 (800) 454-8683

       PLEASE BE PREPARED TO INPUT THE CONTROL NO.LISTED ON YOUR BALLOT.


 IF VOTING BY MAIL, PLEASE ALLOW AMPLE TIME FOR YOUR PROXY TO BE RECEIVED AND
                             VOTED AT THE MEETING.

  FOR ADDITIONAL INFORMATION OR PROXY MATERIALS, PLEASE CALL YOUR BROKER OR:
                                (800) 747-2967.

                                IMPORTANT NOTICE

                      SUNSHINE MINING AND REFINING COMPANY

                        SPECIAL MEETING OF STOCKHOLDERS

         The Special Meeting of Stockholders scheduled for March 29, 1996 has been adjourned until 1:00 P.M. Mountain Time on April 17, 1996 in order to allow more time for stockholders to forward voting instructions.

         If you have not as yet returned your proxy for this very important meeting. Another proxy and a postage paid envelope are enclosed for your convenience.

                            YOUR VOTE IS IMPORTANT!!

 FOR INFORMATION OR PROXY MATERIALS, PLEASE CALL YOUR BROKER OR THE INFORMATION
                                   AGENT AT:

                                (800) 747-2967.

 IF VOTING BY MAIL, PLEASE ALLOW AMPLE TIME FOR YOUR PROXY TO BE RECEIVED AND
                             VOTED AT THE MEETING.

                                IMPORTANT NOTICE
                      SUNSHINE MINING AND REFINING COMPANY
                        SPECIAL MEETING OF STOCKHOLDERS

         The Special Meeting of Stockholders scheduled for March 29, 1996 has been adjourned until 1:00 P.M. Mountain Time on April 17, 1996 in order to allow more time for stockholders to forward voting instructions.
         Our records indicate that you have not as yet returned your proxy for this very important meeting. Another proxy and a postage paid envelope are enclosed for your convenience.

                            YOUR VOTE IS IMPORTANT!!

                           YOU MAY VOTE BY FACSIMILE:

                        (214) 999-9323 OR (214) 999-9348

 IF VOTING BY MAIL, PLEASE ALLOW AMPLE TIME FOR YOUR PROXY TO BE RECEIVED AND
                             VOTED AT THE MEETING.

  FOR ADDITIONAL INFORMATION OR PROXY MATERIALS, PLEASE CALL:  (800) 747-2967